MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES







FUND LOGO






Annual Report

August 31, 1995






Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr.,
  Executive Vice President
Donald C. Burke, Vice President
Linda B. Costanzo, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The
Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.





Merrill Lynch
U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011

DEAR SHAREHOLDER


For the year ended August 31, 1995, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.89%*. For the six-month period ended August 31, 1995, the fund's net annualized dividend was 5.27%*. The fund's 7-day yield as of August 31, 1995 was 4.97% (including gains and losses) and 4.97% (excluding gains and losses).

The Environment
During the six months ended August 31, 1995, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

Throughout most of the six-month period, the US dollar was persistently weak in foreign exchange markets. However, as the period drew to a close, the US dollar strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, non-inflationary expansion would further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the six-month period ended August 31, 1995, as market conditions improved, we became progressively more constructive in our strategy. The average life of the fund ranged between 37 days
(in March) and 83 days (in July), finishing the six-month period at 70 days.

Developments in the foreign exchange markets greatly influenced the structure of short-term interest rates during the six months ended August 31, 1995. Central banks, flush with US dollars from currency support operations, invested heavily in the short end of the US Treasury market, especially in Treasury bills.

Beginning in March, the Treasury bill curve began to flatten, giving us less incentive to invest there. Concurrently, spreads between Treasury bills and Treasury notes of comparable maturities widened, making Treasury notes with maturities of one year and under more attractive. We added positions in these securities in March, exercising caution as the direction of future monetary policy was unclear.

Short-term interest rates trended lower in April and May although rates on repurchase agreements remained stable at around 5.90%. Expectations regarding the course of monetary policy changed as economic growth languished in the second quarter. Technical conditions persisted and ultimately contributed to driving interest rates lower. During this time, the fund was actively trading in six-month and one-year Treasury bills.

As yields on Treasury bills declined further in June and July, we swapped out of nearly all bill positions, moving into higher-yielding Treasury coupon issues and repurchase agreements. We executed extension swaps from issues with maturities under one year to issues maturing in 13 months--18 months for a yield enhancement and limited risk, especially after the Federal Reserve Board lowered interest rates on July 6, 1995. Strong economic indicators in August contributed to higher volatility, prompting additional purchases in Treasury notes to extend duration. Although economic activity seems to be more robust at this time (compared to early July when the Federal Reserve Board eased), it is generally expected that the Federal Funds target rate may be lowered again prior to year-end. Under the current scenario of low inflationary pressures and moderate GDP growth, monetary policy can be considered mildly restrictive.

In Conclusion
We appreciate your ongoing support of Merrill Lynch U.S.A.
Government Reserves, and we look forward to sharing our investment outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President





(Linda B. Costanzo)
Linda B. Costanzo
Vice President and Portfolio Manager



September 27, 1995





IMPORTANT TAX INFORMATION


None of the ordinary income distributions paid daily by Merrill
Lynch U.S.A. Government Reserves during the fiscal year ended August 31, 1995 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the fund invested in Federal obligations as of the end of each quarter of the fiscal year:

For the                       Percentage of
Quarter Ended              Federal Obligations*

November 30, 1994                  32.80%
February 28, 1995                  28.00
May 31, 1995                       24.40
August 31, 1995                    22.80


Of the fund's dividends paid daily to shareholders from ordinary income during the fiscal year ended August 31, 1995, 28.28% was attributable to Federal obligations. In calculating the foregoing percentage, fund expenses have been allocated on a pro-rata basis.

Please retain this information for your records.


[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.





SCHEDULE OF INVESTMENTS                                          (in Thousands)

                              Face        Interest      Maturity        Value
Issue                        Amount         Rate          Date        (Note 1a)

US Government Obligations--23.1%

US Treasury Bills*           $15,000        5.60 %      10/12/95      $  14,905
                              20,000        5.835       10/12/95         19,873
                               7,000        5.605        5/02/96          6,743

US Treasury Notes              8,000        5.50         4/30/96          7,989
                              10,000        7.375        5/15/96         10,109
                              30,000        6.125        7/31/96         30,103
                              17,000        6.875       10/31/96         17,207
                              12,000        7.50         1/31/97         12,274
                              10,000        5.625        6/30/97          9,960

Total US Government Obligations
(Cost--$129,117)                                                        129,163

 Face
Amount                           Issue

Repurchase Agreements**--77.9%

$26,000        CS First Boston Corp., purchased on
               8/31/95 to yield 5.73% to 9/07/95                         26,000

 26,000        Chemical Securities, Inc., purchased on
               8/31/95 to yield 5.80% to 9/01/95                         26,000

 26,000        Citicorp Securities Inc., purchased on 8/28/95
               to yield 5.70% to 9/01/95                                 26,000

 26,000        Dean Witter Reynolds, Inc., purchased on
               8/30/95 to yield 5.70% to 9/06/95                         26,000

 26,000        First Chicago Capital Markets Inc., purchased
               on 8/31/95 to yield 5.82% to 9/01/95                      26,000

 26,000        Fuji Securities, Inc., purchased on 8/25/95 to
               yield 5.67% to 9/01/95                                    26,000

 26,000        Goldman Sachs & Co., purchased on 8/30/95
               to yield 5.69% to 9/06/95 26,000


 Face                                                                   Value
Amount                           Issue                                (Note 1a)

Repurchase Agreements** (concluded)

$19,183        HSBC Securities, Inc., purchased on 8/31/95
               to yield 5.77% to 9/01/95                               $ 19,183

 26,000        Morgan (J.P.) Securities, Inc., purchased on
               8/28/95 to yield 5.73% to 9/01/95                         26,000

 26,000        Morgan Stanley & Co., Inc., purchased on
               8/28/95 to yield 5.74% to 9/01/95                         26,000

 26,000        Nikko Securities International Inc., purchased
               on 8/31/95 to yield 5.72% to 9/07/95                      26,000

 26,000        Nomura Securities International, Inc.,
               purchased on 8/29/95 to yield 5.72% to 9/05/95            26,000

 26,000        PaineWebber Inc., purchased on 8/25/95 to
               yield 5.67% to 9/01/95                                    26,000

 26,000        SBC Capital Markets Inc., purchased on
               8/25/95 to yield 5.68% to 9/01/95                         26,000

 26,000        Sanwa Securities USA Co., L.P., purchased
               on 8/31/95 to yield 5.80% to 9/01/95                      26,000

 26,000        Smith Barney, Inc., purchased on 8/31/95 to
               yield 5.73% due 9/08/95                                   26,000

 26,000        UBS Securities, Inc., purchased on 8/31/95
               to yield 5.83% to 9/01/95                                 26,000

Total Repurchase Agreements
(Cost--$435,183)                                                        435,183

Total Investments (Cost--$564,300)--101.0%                              564,346

Liabilities in Excess of Other Assets--(1.0%)                            (5,417)
                                                                       --------
Net Assets--100.0%                                                     $558,929
                                                                       ========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

  See Notes to Financial Statements.



FINANCIAL INFORMATION
Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$564,299,936*) (Note 1a)                       $ 564,346,018
                    Cash                                                                                              57
                    Receivables:
                      Interest                                                            $   1,206,964
                      Beneficial interest sold                                                   71,627        1,278,591
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1d)                                         116,585
                                                                                                           -------------
                    Total assets                                                                             565,741,251
                                                                                                           -------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            6,159,789
                      Investment adviser (Note 2)                                               213,235
                      Distributor (Note 2)                                                      130,378
                      Dividends to shareholders (Note 1f)                                           282        6,503,684
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       308,797
                                                                                                           -------------
                    Total liabilities                                                                          6,812,481
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 558,928,770
                                                                                                           =============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                            $  55,888,269
                    Paid-in capital in excess of par                                                         502,994,419
                    Unrealized appreciation on investments--net*                                                  46,082
                                                                                                           -------------
                    Net Assets--Equivalent to $1.00 per share, based on 558,882,687
                    shares of beneficial interest outstanding                                              $ 558,928,770
                                                                                                           =============

                   *Cost for Federal income tax purposes. As of August 31, 1995, net unrealized appreciation for Federal income tax purposes amounted to
                    $46,082, of which $118,906 related to appreciated securities and
                    $72,824 related to depreciated securities.


Statement of Operations
                                                                                      For the Year Ended August 31, 1995
Investment Income   Interest and amortization of premium and discount earned                               $  29,807,933
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                     $   2,408,559
                    Transfer agent fees (Note 2)                                              1,103,025
                    Distribution fees (Note 2)                                                  617,903
                    Registration fees (Note 1d)                                                  96,867
                    Accounting services (Note 2)                                                 78,058
                    Professional fees                                                            64,860
                    Printing and shareholder reports                                             64,089
                    Trustees' fees and expenses                                                  43,007
                    Custodian fees                                                               42,458
                    Other                                                                        10,708
                                                                                          -------------
                    Total expenses                                                                             4,529,534
                                                                                                           -------------
                    Investment income--net                                                                    25,278,399
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                            351,372
Unrealized Gain on  Change in unrealized appreciation/depreciation on investments--net                           519,921
Investments--Net                                                                                           -------------
(Note 1c):          Net Increase in Net Assets Resulting from Operations                                   $  26,149,692
                                                                                                           =============


                    See Notes to Financial Statements.





FINANCIAL INFORMATION (concluded)


Statements of Changes in Net Assets
                                                                                                  For the Year Ended
                                                                                                      August 31,
Increase (Decrease) in Net Assets:                                                              1995             1994
Operations:         Investment income--net                                                $  25,278,399    $  16,068,852
                    Realized gain on investments--net                                           351,372           99,437
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            519,921         (542,027)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     26,149,692       15,626,262
                                                                                          -------------    -------------

Dividends &         Investment income--net                                                  (25,278,399)     (16,068,852)
Distributions to    Realized gain on investments--net                                          (351,372)         (99,437)
Shareholders                                                                              -------------    -------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (25,629,771)     (16,168,289)
                                                                                          -------------    -------------

Beneficial Interest Net proceeds from sale of shares                                      1,488,684,962    1,560,756,479
Transactions        Net asset value of shares issued to shareholders in
(Note 3):           reinvestment of dividends and distributions (Note 1f)                    25,615,698       16,149,544
                                                                                          -------------    -------------
                                                                                          1,514,300,660    1,576,906,023
                    Cost of shares redeemed                                              (1,500,066,112)  (1,607,233,265)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                         14,234,548      (30,327,242)
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  14,754,469      (30,869,269)
                    Beginning of year                                                       544,174,301      575,043,570
                                                                                          -------------    -------------
                    End of year                                                           $ 558,928,770    $ 544,174,301
                                                                                          =============    =============


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1995       1994     1993      1992       1991
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0472      .0280     .0248     .0365      .0602
                      Realized and unrealized gain (loss) on
                      investments--net                                   .0017     (.0007)    .0007     .0046      .0013
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0489      .0273     .0255     .0411      .0615
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0472)    (.0280)   (.0248)   (.0365)    (.0602)
                      Realized gain on investments--net                 (.0007)    (.0002)   (.0013)   (.0038)    (.0013)*
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0479)    (.0282)   (.0261)   (.0403)    (.0615)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.89%      2.85%     2.64%     4.15%      6.37%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding distribution fees                 .73%       .69%      .63%      .63%       .61%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .85%       .81%      .75%      .75%       .73%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.79%      2.82%     2.61%     4.10%      6.07%*
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of year (in thousands)            $558,929   $544,174  $575,044  $584,067   $658,207
                                                                      ========   ========  ========  ========   ========

                   *Includes unrealized gain (loss).


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during the year which will cause such expenses to exceed the expense limitation at the time of such payment.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner, & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1995, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 6, 1995
</AUDIT-REPORT>